UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Comcast Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! COMCAST CORPORATION 2021 Annual Meeting Vote by June 1, 2021 11:59 PM ET
ONE COMCAST CENTER PHILADELPHIA, PA 19103

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You invested in COMCAST CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 2, 2021.

Get informed before you vote

View the Notice of Internet Availability of Proxy Materials, the Proxy Statement and the Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote before the meeting, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 2, 2021 9:00 a.m. ET
Virtually at: comcast.onlineshareholdermeeting.com

*	In lieu of voting before, you may vote at the meeting. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items					Board Recommends
1.	Election of Directors
Nominees:
	01 - Kenneth J. Bacon	04 - Edward D. Breen	07 - Maritza G. Montiel	10 - Brian L. Roberts	For
	02 - Madeline S. Bell	05 - Gerald L. Hassell	08 - Asuka Nakahara
	03 - Naomi M. Bergman	06 - Jeffrey A. Honickman	09 - David C. Novak
2.	Advisory vote on executive compensation				For
3.	Ratification of the appointment of our independent auditors				For
4.	Shareholder proposal to conduct independent investigation and report on risks posed by failing to prevent sexual harassment				Against
Please refer to page 1 of this notice to view the voting instructions.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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